FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Variable Account

Supplement Dated September 2, 2013

to the

Prospectus for

Nonparticipating Flexible Premium Variable Life Insurance Policy

(dated May 1, 2013)

This supplement updates certain information about the variable universal life insurance policy (the “Policy”) included in the above referenced prospectus.  Please read this supplement carefully and retain it with your Policy prospectus for future reference.

Effective October 1, 2013, for Policies issued prior to May 1, 2005, we will increase the current Premium Expense Charge, Monthly Policy Expense Charge, and the First-Year Monthly Per $1,000 Charge to the maximum guaranteed level specified in the Policy and the prospectus for the Policy.  In that regard, we are modifying the sections of the prospectus noted below.

On page 8 of the prospectus, the footnote pertaining to the Premium Expense Charge in the section entitled, “FEE TABLES — Transaction Fees,” is replaced in its entirety with the following:

(1) For policies purchased prior to May 1, 2005, the current Premium Expense Charge is 7% of each premium payment.

On page 9 of the prospectus, the footnotes pertaining to the Monthly Policy Expense Charge, and the First-Year Monthly Per $1,000 Charge in the section entitled, “FEE TABLES — Periodic Charges (Other than Investment Option Operating Expenses),” are replaced in their entirety with the following:

(8) For any Policy purchased prior to May 1, 2005, the current Monthly Policy Expense Charge is $7.00

(10) For any Policy purchased prior to May 1, 2005, the current First-Year Monthly Per $1,000 Charge is $0.07 per $1,000 of Specified Amount or Specified Amount increase.

On page 40 of the prospectus, the first and second sentences in the second paragraph in the section entitled, “CHARGES AND DEDUCTIONS — Premium Expense Charge,” are replaced in their entirety with the following:

The premium expense charge is 7% of each premium.

On page 42 of the prospectus, the last sentence in the section entitled “CHARGES AND DEDUCTIONS — Monthly Deduction — Monthly Policy Expense Charge,” has been removed in its entirety.

On page 43 of the prospectus, the last sentence in the section entitled “CHARGES AND DEDUCTIONS — Monthly Deduction — First-Year Monthly Per $1,000 Charge,” has been removed in its entirety.

On page 43 of the prospectus, the last sentence in the section entitled “CHARGES AND DEDUCTIONS — Monthly Deduction — First-Year Monthly Policy Expense Charge,” has been removed in its entirety.

On page 49 of the prospectus, a footnote has been added to the end of the second sentence in the fourth paragraph in the section entitled “DISTRIBUTION OF THE POLICIES” to define the term “Threshold Premium.” The footnote reads as follows:

The Threshold Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy.

On page G-2 of the prospectus, the definition of “Threshold Premium” in the section entitled “GLOSSARY” is replaced in its entirety with the following:

Threshold Premium: A premium amount specified by the Company.  We use this amount to calculate the registered representatives’ compensation.

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If you have any questions regarding this supplement, please contact the Company at 1-800-247-4170 or contact your registered representative.